Exhibit 10.1

EXECUTION COPY

TIME WARNER TELECOM INC.

CLASS A COMMON STOCK

UNDERWRITING AGREEMENT

September 20, 2006

September 20, 2006

Deutsche Bank Securities Inc.

Lehman Brothers Inc.

J.P. Morgan Securities Inc.

and the several other underwriters named in Schedule II hereto

c/o Deutsche Bank Securities Inc.

      60 Wall Street

      New York, NY 10005

c/o Lehman Brothers Inc.

      745 Seventh Avenue

      New York, NY 10019

Ladies and Gentlemen:

Certain stockholders of Time Warner Telecom Inc., a Delaware corporation (the “Company”) named in Schedule III hereto (the “Selling Stockholders”) severally propose to sell to Deutsche Bank Securities Inc. (“Deutsche Bank”), Lehman Brothers Inc. (“Lehman Brothers”), J.P. Morgan Securities Inc. and the several other underwriters named in Schedule II hereto (the “Underwriters”) an aggregate of 39,660,598 shares (the “Firm Shares”) of the Class A Common Stock, par value $.01 per share, of the Company (the “Class A Common Stock”), each Selling Stockholder selling the amount set forth opposite such Selling Stockholder’s name in Schedule III hereto. The Selling Stockholders also propose to sell to the several Underwriters not more than an additional aggregate of 3,966,060 shares of the Class A Common Stock (the “Additional Shares”) if and to the extent that Deutsche Bank and Lehman Brothers shall have determined to exercise, on behalf of the Underwriters, the right to purchase such Additional Shares (or any portion thereof) granted in Section 3 hereof. The Firm Shares and the Additional Shares are hereinafter collectively referred to as the “Shares.”

The Company has filed with the Securities and Exchange Commission (the “Commission”) a registration statement, including a prospectus (the file number of which is set forth in Schedule I hereto) on Form S-3, relating to securities (the “Shelf Securities”), including the Shares, for registration under the Securities Act of 1933, as amended (the “Securities Act”), of such Shelf Securities and the offering thereof from time to time in accordance with Rule 415. The registration statement as amended to the date of this Agreement, including the information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A or Rule 430B under the Securities Act, is hereinafter referred to as the “Registration Statement,” and the related prospectus covering the Shelf Securities dated March 17, 2006 in the form first used to confirm sales of the Shares (or in the form first made available to the Underwriters by the Company to meet requests of purchasers pursuant to Rule 173 under the Securities Act) is hereinafter referred to as the “Basic Prospectus.” The Basic Prospectus, as supplemented by the prospectus supplement specifically relating to the Shares in the form first used to confirm sales of the Shares (or in the form first made available to the Underwriters by the Company to meet requests of purchasers pursuant to Rule 173 under the Securities Act), is hereinafter referred to as the “Prospectus,” and the term “preliminary prospectus” means the Basic Prospectus as supplemented by the preliminary prospectus supplement dated September 14, 2006. For purposes of this Agreement, “free writing prospectus” has the meaning set forth in Rule 405 under the Securities Act and “Time of Sale Prospectus” means the preliminary prospectus together with the free writing prospectuses, if any, each identified in Schedule I hereto. As used herein, the terms “Registration Statement,” “Basic Prospectus,” “preliminary prospectus,” “Time of Sale Prospectus” and Prospectus shall include the documents, if any, incorporated by reference therein. The terms “supplement,” “amendment,” and “amend” as used herein with respect to the Registration Statement, the Basic Prospectus, the Time of Sale Prospectus, any preliminary prospectus or free writing prospectus shall include all documents subsequently filed by the Company with the Commission pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that are deemed to be incorporated by reference therein.

1. Representations and Warranties. The Company represents and warrants to and agrees with each of the Underwriters that:

(a) The Registration Statement has become effective; no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or, to the knowledge of the Company, threatened by the Commission. If the Registration Statement is an automatic shelf registration statement as defined in Rule 405 under the Securities Act, the Company is a well-known seasoned issuer (as defined in Rule 405 under the Securities Act) eligible to use the Registration Statement as an automatic shelf registration statement and the Company has not received notice that the Commission objects to the use of the Registration Statement as an automatic shelf registration statement.

(b) (i) Each document, if any, filed or to be filed pursuant to the Exchange Act and incorporated by reference in the Time of Sale Prospectus or the Prospectus complied or will comply when so filed in all material respects with the Exchange Act and the applicable rules and regulations of the Commission thereunder, (ii) each part of the Registration Statement, when such part became effective, did not contain, and each such part, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (iii) the

Registration Statement as of the date hereof does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (iv) the Registration Statement and the Prospectus comply, and as amended or supplemented, if applicable, will comply in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder, (v) the Time of Sale Prospectus does not, and at the time of each sale of the Shares in connection with the offering when the Prospectus is not yet available to prospective purchasers and at the Closing Date (as defined in Section 5), the Time of Sale Prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, (vi) each broadly available road show, if any, when considered together with the Time of Sale Prospectus, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and (vii) the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph do not apply to statements or omissions in the Registration Statement, the Time of Sale Prospectus or the Prospectus based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter expressly for use therein.

(c) The Company is not an “ineligible issuer” in connection with the offering pursuant to Rules 164, 405 and 433 under the Securities Act. Any free writing prospectus that the Company is required to file pursuant to Rule 433(d) under the Securities Act in connection with the offering has been, or will be, filed with the Commission in accordance with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder. Each free writing prospectus that the Company has filed, or is required to file, in connection with the offering pursuant to Rule 433(d) under the Securities Act or that was prepared by or behalf of or used or referred to by the Company complies or will comply in all material respects with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder. Except for the free writing prospectuses, if any, identified in Schedule I hereto, and electronic road shows, if any, each furnished to the Underwriters before first use, the Company has not prepared, used or referred to, and will not, without the prior consent of Deutsche Bank and Lehman Brothers, prepare, use or refer to, any free writing prospectus in connection with the offering.

(d) The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the State of Delaware, has the corporate power and authority to own its property and to conduct its business as described in the Time of Sale Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole. For the purposes of this Agreement, the term “subsidiary” refers to all direct and indirect subsidiaries of the Company.

(e) Each subsidiary of the Company has been duly incorporated or, in the case of partnerships or limited liability companies, duly organized, is validly existing as a corporation, a partnership or a limited liability company, as the case may be, in good standing under the laws of the jurisdiction of its incorporation or organization, has the corporate power or power as a partnership or limited liability company, as applicable, and authority to own its property and to conduct its business as described in the Time of Sale Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole; all of the issued shares of capital stock of each subsidiary of the Company that is a corporation have been duly and validly authorized and issued, are fully paid and non-assessable and are owned directly or indirectly by the Company, free and clear of any security interest, mortgage, pledge, lien, encumbrance or claim (collectively, “Liens”) except for any Liens securing indebtedness of the Company or its subsidiaries for borrowed money (including pursuant to its credit agreement or indentures) or as described in the Time of Sale Prospectus or Registration Statement, and all of the partnership interests or limited liability company membership interest in each of the Company’s subsidiaries that is a partnership or a limited liability company, as the case may be, are owned directly or indirectly by the Company, free and clear of all Liens except for any Liens securing indebtedness of the Company or its subsidiaries for borrowed money (including pursuant to its credit agreement or indentures) or as described in the Time of Sale Prospectus or Registration Statement.

(f) This Agreement has been duly authorized, executed and delivered by the Company.

(g) The authorized capital stock of the Company conforms as to legal matters in all material respects to the description thereof contained in the Prospectus.

(h) The outstanding shares of capital stock of the Company (including the shares of Class B Common Stock held by the Selling Stockholders) have been duly authorized and are validly issued, fully paid and non-assessable.

(i) The execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement and the Shares and will not contravene any provision of applicable law or the certificate of incorporation or by-laws of the Company or any of its subsidiaries or any agreement or other instrument binding upon the Company or any of its subsidiaries that is material to the Company and its subsidiaries, taken as a whole (including, without limitation, all agreements and indentures listed as Exhibits to the Company’s Annual Report on Form 10-K for its fiscal year ended December 31, 2005 and the Company’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2006 and June 30, 2006), or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any of its subsidiaries, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under this Agreement and the Shares, except such as have been obtained under the Securities Act and the Exchange Act and as set forth in the Time of Sale Prospectus or such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Shares.

(j) There has not occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Time of Sale Prospectus.

(k) There are no legal or governmental proceedings pending or, to the knowledge of the Company, threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject (i) other than proceedings accurately described in all material respects in the Time of Sale Prospectus and proceedings that would not have a material adverse effect on the Company and its subsidiaries, taken as a whole, or on the power or ability of the Company to perform its obligations under this Agreement or to consummate the transactions contemplated by the Prospectus or (ii) that are required to be described in the Registration Statement or the Prospectus and are not so described; and there are no statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required.

(l) The Company is not, and after giving effect to the offering and sale of the Shares and the application of the proceeds thereof as described in the Prospectus will not be, required to register as an “investment company” as such term is defined in the Investment Company Act of 1940, as amended.

(m) The Company and its subsidiaries (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole.

(n) There are no costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) which would, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole.

(o) There are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any of the securities of the Company (except as otherwise disclosed in the Registration Statement) or to require the Company to include such securities with the Shares registered pursuant to the Registration Statement.

(p) Subsequent to the date as of which information is given in the Time of Sale Prospectus, (i) the Company has not incurred any material liability or obligation, direct or contingent, nor entered into any material transaction, in each case, not in the ordinary course of business; (ii) the Company has not purchased any of its outstanding capital stock, nor declared, paid or otherwise made any dividend or distribution of any kind on its capital stock other than ordinary and customary dividends; and (iii) there has not been any material change in the capital stock, short-term debt or long-term debt of the Company and its subsidiaries, taken as a whole, except in each case as described in the Time of Sale Prospectus or the Registration Statement.

(q) The Company and its subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them, free and clear of all Liens except for any Liens securing indebtedness of the Company or its subsidiaries for borrowed money (including pursuant to its credit agreement or indentures) or Liens permitted under its credit agreement or indentures or for such as are described in the Time of Sale Prospectus or the Registration Statement or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its subsidiaries; and any real property and buildings held under lease by the Company and its subsidiaries are held by it under valid, subsisting and enforceable leases with such exceptions as do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries or such as do not, singly or in the aggregate, have or could not result in a material adverse effect on the Company and its subsidiaries, taken as a whole, except in each case as described in or contemplated by the Time of Sale Prospectus.

(r) Except as described in the Time of Sale Prospectus, the Company and its subsidiaries own or possess, or can acquire on reasonable terms, all patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names, currently employed by them in connection with the business now operated by them, except where the failure to own or possess or to have the right to acquire any of the foregoing, singly or in the aggregate, does not have a material adverse effect on the Company and its subsidiaries, taken as a whole, and neither the Company nor any of its subsidiaries has received any notice of infringement of or conflict with asserted rights of others with respect to any of the foregoing which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a material adverse effect on the Company and its subsidiaries, taken as a whole.

(s) Except as described in the Time of Sale Prospectus, no material labor dispute with the employees of the Company exists or, to the knowledge of the Company, is imminent, except for disputes that do not or would not have a material adverse effect on the Company and its subsidiaries, taken as a whole; and the Company is not aware, but without any independent investigation or inquiry, of any existing, threatened or imminent labor disturbance by the employees of any of its principal suppliers, manufacturers or contractors that could have a material adverse effect on the Company and its subsidiaries, taken as a whole.

(t) The Company and its subsidiaries are insured by insurers that the Company reasonably believes to be of recognized financial responsibility against such losses and risks and in such amounts as are customary in the businesses in which it is engaged; and neither the Company nor any of its subsidiaries has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a material adverse effect on the Company and its subsidiaries, taken as a whole, except as described in or contemplated by the Time of Sale Prospectus.

(u) (i) The Company and its subsidiaries possess all permits, licenses, rights of way, approvals, consents and other authorizations (collectively issued by the appropriate federal, state or local regulatory agencies or bodies, (including the Federal Communications Commission (the “FCC”), the public utilities commission, or any equivalent body, of each state in which the Company and its subsidiaries do business and any other relevant state or local governmental department, commission, board, bureau, agency, court or other authority thereof (the “Local Authorities”)) required for the conduct of the telecommunications business now operated by the Company and its subsidiaries (collectively, the “Governmental Licenses”), except where the failure to possess any such Governmental Licenses would not, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole; the Company and its subsidiaries are in compliance with the terms and conditions of all such Governmental

Licenses, except where the failure so to comply would not, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole; all of the Governmental Licenses are valid and in full force, except where the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole; there is no outstanding adverse judgment, decree or order that has been issued by the FCC or any of the Local Authorities against the Company or any of its subsidiaries and which, singly or in the aggregate, would have a material adverse effect of the Company and its subsidiaries, taken as a whole; and neither the Company nor any of its subsidiaries has received any notice of or is aware of proceedings relating to the revocation or modification of any such Governmental Licenses or, except as set forth in the Time of Sale Prospectus, that would otherwise affect the operations of the Company or its subsidiaries and which, singly or in the aggregate, would have a material adverse effect on the Company and its subsidiaries, taken as a whole.

(v) There is, and has been, no failure on the part of the Company or its subsidiaries, or any of their directors or officers, in their capacities as such, to comply in all material respects with any provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith including, without limitation, Section 402 related to loans and Sections 302 and 906 related to certifications.

(w) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations in all material respects, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability and (iii) access to assets is permitted only in accordance with management’s general or specific authorization in all material respects, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(x) Ernst & Young LLP, who reported on the annual consolidated financial statements of the Company incorporated by reference in the Registration Statement and the Prospectus, are independent accountants as required by the Securities Act.

2. Representations and Warranties of the Selling Stockholders. Each Selling Stockholder represents and warrants to, solely as to itself and not as to any other Selling Stockholder, and agrees with each of the Underwriters and the Company that:

(a) This Agreement has been duly authorized, executed and delivered by or on behalf of such Selling Stockholder.

(b) The execution and delivery by such Selling Stockholder of, and the performance by such Selling Stockholder of its obligations under, this Agreement, will not contravene any provision of applicable law, or the certificate of incorporation or by-laws of such Selling Stockholder, or any agreement or other instrument binding upon such Selling Stockholder that is material to such Selling Stockholder or any judgment, order or decree of any governmental body, agency or court having jurisdiction over such Selling Stockholder, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by such Selling Stockholder of its obligations under this Agreement, except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Shares.

(c) Such Selling Stockholder has, and on the Closing Date will have, valid title to, or a valid “security entitlement” within the meaning of Section 8-501 of the New York Uniform Commercial Code in respect of, the Shares to be sold by such Selling Stockholder free and clear of all security interests, claims, liens, equities or other encumbrances and the legal right and power, and all authorization and approval required by law, to enter into this Agreement and to sell, transfer and deliver the Shares to be sold by such Selling Stockholder or a security entitlement in respect of such Shares.

(d) Upon payment for the Shares to be sold by such Selling Stockholder pursuant to this Agreement, delivery of such Shares, as directed by the Underwriters, to Cede & Co. (“Cede”) or such other nominee as may be designated by the Depository Trust Company (“DTC”), registration of such Shares in the name of Cede or such other nominee and the crediting of such Shares on the books of DTC to securities accounts of the Underwriters (assuming that neither DTC nor any such Underwriter has notice of any adverse claim (within the meaning of Section 8-105 of the New York Uniform Commercial Code (the “UCC”)) to such Shares), (A) DTC shall be a “protected purchaser” of such Shares within the meaning of Section 8-303 of the UCC, (B) under Section 8-501 of the UCC, the Underwriters will acquire a valid security entitlement in respect of such Shares and (C) no action based on any “adverse claim”, within the meaning of Section 8-102 of the UCC, to such Shares may be asserted against the Underwriters with respect to such security entitlement; for purposes of this representation, such Selling Stockholder may assume that when such payment, delivery and crediting occur, (x) such Shares will have been registered in the name of Cede or another nominee designated by DTC, in each case on the Company’s share registry in accordance with its certificate of incorporation, bylaws and applicable law, (y) DTC will be registered as a “clearing corporation” within the meaning of Section 8-102 of the UCC and (z) appropriate entries to the accounts of the several Underwriters on the records of DTC will have been made pursuant to the UCC.

(e) (i) The Registration Statement, when it became effective, did not contain, and, as amended or supplemented, if applicable, will not, as of the Closing Date, contain any untrue statement of a material fact or omit to state a material fact required to be stated

therein or necessary to make the statements therein not misleading, (ii) the Time of Sale Prospectus and the Prospectus do not contain and, as amended or supplemented, if applicable, will not contain, as of the Closing Date, any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph are limited to statements or omissions based upon information relating to such Selling Stockholder furnished to the Company in writing by such Selling Stockholder expressly for use in the Registration Statement, the Time of Sale Prospectus and the Prospectus or any amendments or supplements thereto (such information, the “Selling Stockholder Information”).

3. Agreements to Sell and Purchase. Each Selling Stockholder, severally and not jointly, hereby agrees to sell to the several Underwriters the number of Firm Shares set forth opposite its name on Schedule III hereto and each Underwriter, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agrees, severally and not jointly, to purchase from the Selling Stockholders the respective number of Firm Shares set forth in Schedule II hereto opposite its name at a purchase price of $16.8437 per share (the “Purchase Price”).

On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, each Selling Stockholder, severally and not jointly, agrees to sell to the Underwriters the number of Additional Shares set forth opposite its name on Schedule III hereto, and the Underwriters shall have the right to purchase, severally and not jointly, up to an aggregate of 3,966,060 Additional Shares. Deutsche Bank and Lehman Brothers may exercise these rights on behalf of the Underwriters in whole or from time to time in part by giving written notice of each election to exercise the option not later than 30 days after the date of this Agreement. Any exercise notice shall specify the number of Additional Shares to be purchased by the Underwriters and the date on which such securities are to be purchased. Each purchase date must be at least one business day after the written notice is given and may not be earlier than the Closing Date for the Firm Shares nor later than ten business days after the date of such notice. On each day, if any, that Additional Shares are to be purchased (each, an “Option Closing Date”), each Underwriter agrees, severally and not jointly, to purchase the number of Additional Shares (subject to such adjustments to eliminate fractional securities as the Underwriters may determine) that bears the same proportion to the total number of Additional Shares to be purchased on such Option Closing Date as the number of Firm Shares set forth in Schedule II hereto opposite the name of such Underwriter bears to the total number of Firm Shares.

To the extent the Underwriters elect to purchase less than the full number of Additional Shares, such shares shall be sold pro rata, subject to rounding, based on the ratio that the number of Additional Shares set forth opposite the name of such Selling Stockholder bears to 3,966,060.

The Company and each Selling Stockholder hereby agrees that, without the written consent of Deutsche Bank and Lehman Brothers on behalf of the Underwriters, it will not, during the period ending 90 days after the date of the Prospectus, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Class A Common Stock or any securities convertible into or exercisable or exchangeable for Class A Common Stock, (ii) file any registration statement with the Commission relating to the offering of any shares of Class A Common Stock or (iii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Class A Common Stock, whether any such transaction described in clause (i), (ii) or (iii) above is to be settled by delivery of Class A Common Stock or such other securities, in cash or otherwise.

The foregoing sentence shall not apply to (i) the Shares to be sold hereunder, (ii) the issuance by the Company of shares of Class A Common Stock upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof and as described in the Prospectus (or filing a registration statement with the Commission related to the issuance or resale of such Class A Common Stock), (iii) the issuance by the Company of shares of Class A Common Stock in connection with the acquisition of Xspedius Communications, LLC as described in the Prospectus (or the filing of amendments to the Registration Statement on Form S-4 filed with the Commission on September 1, 2006 relating to this acquisition) (iv) the issuance by the Company of any shares of Class A Common Stock, options or other securities to or for the benefit of employees of the Company on or after the date hereof pursuant to the Company’s employee stock ownership plan or equity incentive plans as described in the Time of Sale Prospectus or the Registration Statement and the issuance by the Company of shares of Class A Common Stock upon the exercise of any such options (or filing a registration statement with the Commission related to the issuance or resale of such Class A Common Stock), (v) direct or indirect transfers or disposals by any of the Selling Stockholders of shares of Class A Common Stock or any security convertible into or exercisable or exchangeable for Class A Common Stock, provided that each transferee shall enter into a written agreement accepting the restrictions set forth in the preceding paragraph and this paragraph as if it were a Selling Stockholder, (vi) the tender by any of the Selling Stockholders of shares of Class A Common Stock into a tender offer for all of the shares of Class A Common Stock or the indirect transfer or disposal of shares of Class A Common Stock or any security convertible into or exercisable or exchangeable for the Class A Common Stock as part of a business combination transaction involving the Class A Common Stock, and (vii) transactions by the Selling Stockholders relating to shares of Class A Common Stock or other securities acquired in open market transactions after the completion of the Offering.

In addition, each Selling Stockholder, agrees that, without the prior written consent of Deutsche Bank and Lehman Brothers on behalf of the Underwriters, it will not, during the period ending 90 days after the date of the Prospectus, make any demand for, or exercise any right with respect to, the registration of any shares of Class A Common Stock or any security convertible into or exercisable or exchangeable for Class A Common Stock. Each Selling Stockholder consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of any Shares held by such Selling Stockholder except in compliance with the foregoing restrictions.

4. Public Offering. The Selling Stockholders and the Company are advised by the Underwriters that the Underwriters propose to make a public offering of their respective portions of the Shares as soon after this Agreement has become effective as in their judgment is advisable. The Selling Stockholders and the Company are further advised by the Underwriters that the Shares are to be offered to the public upon the terms set forth in the Prospectus.

5. Payment and Delivery. Payment for the Firm Shares shall be made to each Selling Stockholder in Federal or other funds immediately available in New York City against delivery of such Firm Shares for the respective accounts of the several Underwriters on the date and time set forth in Schedule I hereto, or at such other time on the same or such other date, not later than the fifth business day thereafter, as may be designated by Deutsche Bank and Lehman Brothers in writing. The time and date of such payment are hereinafter referred to as the “Closing Date.”

Payment for any Additional Shares shall be made to the Selling Stockholders in Federal or other funds immediately available in New York City against delivery of such Additional Shares for the respective accounts of the several Underwriters at 10:00 a.m., New York City time, on the date specified in the corresponding notice described in Section 3 or at such other time on the same or on such other date, in any event not later than October 30, 2006, as shall be designated in writing by Deutsche Bank and Lehman Brothers. The time and date of such payment are hereinafter referred to as the “Option Closing Date.”

The Firm Shares and Additional Shares shall be registered in such names and in such denominations as Deutsche Bank and Lehman Brothers shall request in writing not later than one full business day prior to the Closing Date or the Option Closing Date, as the case may be. The Firm Shares and Additional Shares shall be delivered to Deutsche Bank on the Closing Date or the Option Closing Date, as the case may be, with any transfer taxes payable in connection with the transfer of the Shares to the Underwriters duly paid, against payment of the Purchase Price therefor.

6. Conditions to the Underwriters’ Obligations. The several obligations of the Underwriters are subject to the following conditions:

(a) Subsequent to the execution and delivery of this Agreement and prior to the Closing Date:

(i) there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded the Company or any of the securities of the Company or any of its subsidiaries or in the rating outlook for the Company by any “nationally recognized statistical rating organization,” as such term is defined for purposes of Rule 436(g)(2) under the Securities Act; and

(ii) there shall not have occurred any change, or any development involving a prospective change, in the financial condition or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Time of Sale Prospectus that, in the judgment of Deutsche Bank and Lehman Brothers, is material and adverse and that makes it, in the judgment of Deutsche Bank and Lehman Brothers, impracticable to market the Shares on the terms and in the manner contemplated in the Time of Sale Prospectus.

(b) The Underwriters shall have received on the Closing Date a certificate, dated the Closing Date and signed by an executive officer of the Company, to the effect set forth in Section 6(a)(i) above and to the effect that the representations and warranties of the Company contained in this Agreement are true and correct in all material respects as of the Closing Date and that the Company has complied in all material respects with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date.

The officer signing and delivering such certificate may rely upon the best of his or her knowledge as to proceedings threatened.

(c) The Underwriters shall have received on the Closing Date a certificate, dated the Closing Date and signed by an executive officer of each Selling Stockholder, to the effect that the representations and warranties of such Selling Stockholder contained in this Agreement are true and correct in all material respects as of the Closing Date and that such Selling Stockholder has complied in all material respects with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date.

(d) The Underwriters shall have received on the Closing Date an opinion of Faegre & Benson LLP, outside counsel for the Company, dated the Closing Date, to the effect that:

(i) to such counsel’s knowledge, (A) there are not any pending or threatened governmental proceedings before any court or governmental agency or authority or any arbitrator to which the Company is a party or to which any of the properties of the Company is subject of a character required to be disclosed in the Time of Sale Prospectus which are not disclosed as required, and (B) there is no contract, indenture, mortgage, loan agreement, note, lease or other document of a character required to be described in the Time of Sale Prospectus which is not described as required;

(ii) the outstanding shares of capital stock of the Company (including the Shares to be sold by the Selling Stockholders) have been duly authorized and are validly issued and fully paid and non-assessable;

(iii) the Shares conform in all material respects to the description thereof contained in the Time of Sale Prospectus;

(iv) this Agreement has been duly authorized, executed and delivered by the Company;

(v) the execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement will not contravene any provision of applicable law or the certificate of incorporation or by-laws of the Company or, to such counsel’s knowledge, any agreement or other instrument binding upon the Company or any of its subsidiaries that is material to the Company and its subsidiaries, taken as a whole, or, to such counsel’s knowledge, any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any subsidiary, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under this Agreement except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Shares and as for such as may be required by the FCC or Local Authorities, as to which such counsel expresses no opinion;

(vi) the statements relating to legal matters, documents or proceedings included in (A) the Time of Sale Prospectus and the Prospectus under the captions “Description of Capital Stock,” insofar as relevant to the offering of the Shares, “Underwriters” (except relating to price, stabilization, short positions and passive market making activities, as to which such counsel need not express an opinion) “Description of the Debt Securities,” and “Description of Capital Stock” and (B) the

Registration Statement in Item 15, in each case insofar as such statements constitute summaries of the legal matters, documents or proceedings referred to therein fairly summarize in all material respects such matters, documents or proceedings;

(vii) such counsel does not know of any legal or governmental proceedings pending or threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not so described or of any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required, except for such statutes, regulations, contracts or other documents relating to telecommunications law, the FCC or Local Authorities, as to which such counsel expresses no opinion;

(viii) the Company is not, and after giving effect to the offering and sale of the Shares as described in the Prospectus will not be, required to register as an “investment company” as such term is defined in the Investment Company Act of 1940, as amended;

(ix) (A) in the opinion of such counsel (1) each document filed pursuant to the Exchange Act prior to the Closing Date and incorporated by reference in the Registration Statement and the Prospectus (except for the financial statements and financial schedules and other financial and statistical data included therein, as to which such counsel need not express any opinion) appeared on its face to be appropriately responsive as of its filing date in all material respects to the requirements of the Exchange Act and the applicable rules and regulations of the Commission thereunder, and (2) the Registration Statement and the Prospectus (except for the financial statements and financial schedules and other financial and statistical data included therein, as to which such counsel need not express any opinion) appear on their face to be appropriately responsive in all material respects to the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder, and (B) nothing has come to the attention of such counsel that causes such counsel to believe that (1) any part of the Registration Statement, when such part became effective (except for the financial statements and financial schedules and other financial and statistical data included therein as to which such counsel need not express any belief), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (2) the Registration Statement or the Prospectus (except for the financial statements and financial schedules and other financial and statistical data included therein, as to which such counsel need not express any belief) on the date of this Agreement contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (C) the Time of Sale Prospectus (except for the financial statements and financial schedules and other financial and statistical data included therein, as to which such counsel need not express any belief) as of the date of this Agreement or as amended or supplemented, if applicable, as of the Closing Date contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made not misleading or (D) the Prospectus (except for the financial statements and financial schedules and other financial and statistical data included therein, as to which such counsel need not express any belief) as amended or supplemented, if applicable, as of the Closing Date contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made not misleading; and

(e) The Underwriters shall have received on the Closing Date an opinion of Paul B. Jones, Esq., Senior Vice President and General Counsel of the Company, dated the Closing Date, to the effect that:

(i) the Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the State of Delaware, has the corporate power and authority to own its property and to conduct its business as described in the Time of Sale Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole;

(ii) each subsidiary of the Company has been duly incorporated, or, in the case of partnerships or limited liability companies, duly organized, is validly existing as a corporation, a partnership or a limited liability company, as the case may be, has the corporate power and authority to own its property and to conduct its business as described in the Time of Sale Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole;

(iii) except as otherwise disclosed in the Time of Sale Prospectus, all of the issued shares of capital stock of each subsidiary of the Company that is a corporation have been validly authorized and issued, are fully paid and non-assessable and are owned directly by the Company free and clear of all Liens except for any Liens securing indebtedness of the Company or its subsidiaries for borrowed money (including pursuant to its credit agreement or indentures) or as described in the Time of Sale Prospectus or Registration Statement; and all of the partnership interests and membership interests in each of the subsidiaries of the Company that is a partnership or a limited liability company, are owned directly by the Company free and clear of all Liens except for any Liens securing indebtedness of the Company or its subsidiaries for borrowed money (including pursuant to its credit agreement or indentures) or as described in the Time of Sale Prospectus or Registration Statement;

(iv) the authorized capital stock of the Company conforms as to legal matters in all material respects to the description thereof contained in the Time of Sale Prospectus;

(v) the statements contained in the Time of Sale Prospectus under the captions “Risk Factors – Several customers account for a significant portion of our revenue, and some of our customers’ purchases may not continue due to customer consolidations, financial difficulties or other factors,” “Risk Factors – We have experienced reductions in switched access and reciprocal compensation revenue as a result of regulatory rate reform, and we may experience further such reductions in the future,” “Risk Factors – Risks Relating to Our Business – We may be adversely affected by changes in the regulation of special access services,” “Risk Factors – Risks Relating to Our Business – We must obtain access to rights-of-way and pole attachments on reasonable terms and conditions,” “Risk Factors – Risks Relating to Our Business – Our revolving credit facility and term loan B and the indentures relating to each outstanding series of our senior notes contain, and our proposed bank financing will contain, restrictive covenants that may limit our flexibility, and breach of those covenants may cause us to be in default under those agreements,” “Risk Factors – Risks Relating to Our Ownership Structure – We are controlled by the Class B Stockholders,” “Risk Factors – Risks Relating to Our Ownership Structure – Time Warner Inc. can sell control of us at any time, and sales by the Class B stockholders could adversely affect us,” “Risk Factors – Risks Relating to Our Ownership Structure – Each of the Class B stockholders has veto rights over certain actions”; and, except as updated in the Prospectus or in any later document incorporated by reference into the Prospectus, in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005 under the captions “Item 1. Business—Services— Limitation on Residential and Content Services,” “Item 1. Business—Competition,” “Item 1. Business—Government Regulation,” “Item 1A. Risk Factors—Risks Relating to Our Business—Several customers account for a significant proportion of our revenue, and some of our customers’ purchases may not continue due to customer consolidations, financial difficulties or other factors,” “Item 1A. Risk Factors—Risks Relating to Our Business—We must obtain access to rights-of-way and pole attachments on reasonable terms and conditions,” “Item 1A. Risk Factors—Risks

Relating to Our Business—We have experienced reductions in switched access and reciprocal compensation revenue as a result of regulatory rate reform, and we may experience further such reductions in the future,” “Item 1A. Risk Factors—Risks Relating to Our Business—We may be adversely affected by changes in the regulation of special access services,” “Item 1A. Risk Factors—Risks Relating to Our Business—We may be adversely affected by changes to the Communications Act,” “Item 1A. Risk Factors—Risks Relating to Our Ownership Structure—We are controlled by the Class B Stockholders,” “Item 1A. Risk Factors—Risks Relating to Our Ownership Structure—Each of the Class B Stockholders has veto rights over certain actions,” “Item 1A. Risk Factors—Risks Relating to Our Ownership Structure—Time Warner Inc. can sell control of us at any time, and sales by the Class B Stockholders could adversely affect us,” “Item 3. Legal Proceedings” and “Item 13. Certain Relationships and Related Transactions” and except as updated in the Time of Sale Prospectus or in any later document incorporated by reference in the Time of Sale Prospectus, in the Company’s definitive proxy statement for the Company’s Annual Meeting of Stockholders held on June 7, 2006 as filed with the Commission under the caption “Certain Relationships and Related Transactions,” in each case insofar as such statements constitute a summary of the legal or regulatory matters or legal or regulatory proceedings referred to therein, are correct in all material respects and do not omit a material fact necessary to make the statements contained therein not misleading;

(vi) to such counsel’s knowledge, the Company possesses the governmental licenses required by federal or state telecommunications regulatory bodies necessary for the Company’s existing services (the “Communications Licenses”) and the Company is in compliance with the terms and conditions of all such Communications Licenses, except where the failure to so comply would not, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole, and such Communications Licenses are valid and in full force and effect, except where the invalidity of such Communications Licenses to be in full force and effect would not have a material adverse effect on the Company and its subsidiaries, taken as a whole;

(vii) there is no outstanding adverse judgment, decree or order that has been issued by the FCC or any state telecommunications regulatory body against the Company and its subsidiaries which, singly or in the aggregate, would have a material adverse effect on the Company and its subsidiaries, taken as a whole; and, to such counsel’s knowledge, neither the Company nor any of its subsidiaries is the subject of, or threatened by, any proceedings relating to the revocation or modification of any such Communications Licenses or, except as set forth in the Time of Sale Prospectus, that would otherwise adversely affect the operation of the Company and its subsidiaries, taken as a whole, which singly or in the aggregate, would have a material adverse effect on the Company and its subsidiaries, taken as a whole;

(viii) the execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated herein, the issuance and sale of the Shares, and the use of proceeds from the sale of the Shares to the extent expressly described in the Time of Sale Prospectus under the caption “Use of Proceeds,” and compliance by the Company with its obligations under this Agreement and the Shares do not and will not, whether with or without the giving of notice or lapse of time or both, result in any violation of any applicable law, statute, rule, regulation, judgment, order, writ or decree, known to such counsel, of any federal or state telecommunications regulatory body having jurisdiction over the Company, except for such violations that would not have a material adverse effect on the Company and its subsidiaries, taken as a whole;

(ix) to such counsel’s knowledge, there are no telecommunications statutes or regulations that are required to be described in the Time of Sale Prospectus that are not described as required; and

(x) the execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement and the Shares will not contravene any agreement or other instrument binding upon the Company or any of its subsidiaries that is material to the Company (including, without limitation, all agreements and indentures listed as Exhibits to the Company’s Annual Report on Form 10-K for its fiscal year ended December 31, 2005 and the Company’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2006 and June 30, 2006).

(f) The Underwriters shall have received on the Closing Date an opinion of Cravath, Swaine & Moore LLP, counsel for Time Warner Companies, Inc., TW/TAE, Inc. and Warner Communications Inc. (collectively, the “Time Warner Selling Stockholders”) to the effect that:

(i) this Agreement has been duly authorized, executed and delivered by or on behalf of such Time Warner Selling Stockholder;

(ii) upon payment for the Shares to be sold by such Time Warner Selling Stockholder pursuant to this Agreement, delivery of such Shares, as directed by the Underwriters, to Cede or such other nominee as may be designated by DTC, registration of such Shares in the name of Cede or such other nominee and the crediting of such Shares on the books of DTC to securities accounts of the Underwriters (assuming that neither DTC nor any such Underwriter has notice of any adverse claim within the meaning of Section 8-105 of the UCC to such Shares), (A) DTC shall be a “protected purchaser” of such Shares within the meaning of Section 8-303 of the UCC, (B) under Section 8-501 of the UCC, the Underwriters will acquire a valid security entitlement in respect of such Shares and (C) no action based on any “adverse claim” (within the meaning of Section 8-102 of the UCC) to such Shares may be asserted against the Underwriters with respect to such security entitlement; in giving this opinion, counsel for such Time Warner Selling Stockholder may assume that when such payment, delivery and crediting occur, (x) such Shares will have been registered in the name of Cede or another nominee designated by DTC, in each case on the Company’s share registry in accordance with its certificate of incorporation, bylaws and applicable law, (y) DTC will be registered as a “clearing corporation” within the meaning of Section 8-102 of the UCC and (z) appropriate entries to the accounts of the several Underwriters on the records of DTC will have been made pursuant to the UCC; and

(iii) the execution and delivery by each Time Warner Selling Stockholder of, and the performance by each Time Warner Selling Stockholder of its obligations under this Agreement will not conflict with, or constitute a default under, the laws of the state of New York.

(g) The Underwriters shall have received on the Closing Date an opinion of Brenda Karickhoff, Esq., Senior Vice President and Deputy General Counsel of Time Warner Inc., to the effect that:

(i) the execution and delivery by each Time Warner Selling Stockholder of, and the performance by each Time Warner Selling Stockholder of its obligations under this Agreement will not conflict with, or constitute a default under, (a) any provision of the certificate of incorporation or by-laws of such Time Warner Selling Stockholder, (b) to such counsel’s knowledge, any of the terms or provisions of any agreement or other instrument binding upon such Time Warner Selling Stockholder that is material to such Time Warner Selling Stockholder, (c) to such counsel’s knowledge, any judgment, order or decree of any governmental body, agency or court having jurisdiction over such Time Warner Selling Stockholder or (d) the corporate laws of the State of Delaware or federal law or regulation (other than federal and state securities or Blue Sky laws or the rules and regulations of the FCC);

(ii) no consent, approval, authorization or order of, or qualification with, any federal, New York or Delaware governmental body or agency is required for the performance by any Time Warner Selling Stockholder of its obligations under this Agreement, except such as may be required by the securities or Blue Sky laws of the various states in connection with offer and sale of the Shares; and

(iii) each Time Warner Selling Stockholder has valid title to, or a valid security entitlement in respect of, the Shares to be sold by such Time Warner Selling Stockholder free and clear of all security interests, claims, liens, equities and other encumbrances, and such Time Warner Selling Stockholder has the legal right and power, and all authorization and approval required by law, to enter into this Agreement and to sell, transfer and deliver the Shares to be sold by such Time Warner Selling Stockholder or a security entitlement in respect of such Shares.

(h) The Underwriters shall have received on the Closing Date an opinion of Sabin, Bermant & Gould LLP, counsel for Advance Telecom Holdings Corp. and Newhouse Telecom Holdings Corp. (together, the “A/N Selling Stockholders”), each to the effect that:

(i) this Agreement has been duly authorized, executed and delivered by or on behalf of each of the A/N Selling Stockholders;

(ii) the execution and delivery by each A/N Selling Stockholder of, and the performance by such A/N Selling Stockholder of its obligations under, this Agreement will not contravene any provision of applicable law, or the certificate of incorporation or by-laws of such A/N Selling Stockholder, or, to the best of such counsel’s knowledge, any agreement or other instrument binding upon such A/N Selling Stockholder or, to the best of such counsel’s knowledge, any judgment, order or decree of any governmental body, agency or court having jurisdiction over such A/N Selling Stockholder, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by such A/N Selling Stockholder of its obligations under this Agreement, except such as may be required by the securities or Blue Sky laws of the various states in connection with offer and sale of the Shares;

(iii) each of the A/N Selling Stockholders has valid title to, or a valid security entitlement in respect of, the Shares to be sold by such A/N Selling Stockholder free and clear of all security interests, claims, liens, equities and other encumbrances, and each of the A/N Selling Stockholders has the legal right and power, and all authorization and approval required by law, to enter into this Agreement and to sell, transfer and deliver the Shares to be sold by such A/N Selling Stockholder or a security entitlement in respect of such Shares; and

(iv) upon payment for the Shares to be sold by the A/N Selling Stockholders pursuant to this Agreement, delivery of such Shares, as directed by the Underwriters, to Cede or such other nominee as may be designated by DTC, registration of such Securities in the name of Cede or such other nominee and the crediting of such Shares on the books of DTC to securities accounts of the Underwriters (assuming that neither DTC nor any such Underwriter has notice of any adverse claim within the meaning of Section 8-105 of the UCC to such Shares), (A) DTC shall be a “protected purchaser” of such Securities within the meaning of Section 8-303 of the UCC, (B) under Section 8-501 of the UCC, the Underwriters will acquire a valid security entitlement in respect of such Securities and (C) no action based on any “adverse claim” (within the meaning of Section 8-102 of the UCC) to such Shares may be asserted against the Underwriters with respect to such security entitlement; in giving this opinion, counsel for the A/N Selling Stockholders may assume that when such payment, delivery and crediting occur, (x) such Shares will have been registered in the name of Cede or another nominee designated by DTC, in each case on the Company’s share registry in accordance with its certificate of incorporation, bylaws and applicable law, (y) DTC will be registered as a “clearing corporation” within the meaning of Section 8-102 of the UCC and (z) appropriate entries to the accounts of the several Underwriters on the records of DTC will have been made pursuant to the UCC.

(i) The Underwriters shall have received on the Closing Date an opinion of Shearman & Sterling LLP, counsel for the Underwriters, dated the Closing Date, in the form and substance reasonably satisfactory to them.

(j) The Underwriters shall have received, on each of the date hereof and the Closing Date, a letter dated the date hereof or the Closing Date, as the case may be, in form and substance satisfactory to the Underwriters, from Ernst & Young LLP, independent public accountants, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement, the Time of Sale Prospectus and the Prospectus; provided that the letter delivered on the Closing Date shall use a “cut-off date” not earlier than the date hereof.

(k) The “lock-up” agreements, each substantially in the form of Exhibit A hereto, between the Underwriters and the executive officers and directors of the Company listed on Schedule V hereto, relating to sales and certain other dispositions of shares of Class A Common Stock or certain other securities, delivered to the Underwriters on or before the date hereof, shall be in full force and effect on the Closing Date. Such “lock-up” agreements shall be terminated and shall not be binding on the Company’s directors and executive officers if this Agreement is terminated for any reason.

(l) The Underwriters shall have received on the Closing Date such documents as they may reasonably request with respect to the good standing of the Company, the due authorization and issuance of the Shares, the sale of the Shares and other matters related to the issuance or sale of the Shares.

The several obligations of the Underwriters to purchase Additional Shares hereunder are subject to the delivery to the Underwriters on the applicable Option Closing Date of each of the documents referred to above (other than any lock-up agreement referenced in Section 6(k)) dated as of the Option Closing Date (except that insofar as any documents relate to Shares, they may be limited to covering only Additional Shares).

7. Covenants of the Company. The Company covenants with each Underwriter as follows:

(a) To furnish to the Underwriters, without charge, a signed copy of the Registration Statement (including exhibits thereto and documents incorporated by reference) and to deliver to each of the Underwriters during the period mentioned in Section 7(e) or 7(f) below, as many copies of the Time of Sale Prospectus, the Prospectus, any documents incorporated therein by reference therein and any supplements and amendments thereto or to the Registration Statement as the Underwriters may reasonably request.

(b) Before amending or supplementing the Registration Statement, the Time of Sale Prospectus or the Prospectus, to furnish to each Underwriter a copy of each such proposed amendment or supplement and not to file any such proposed amendment or supplement to which the Underwriters reasonably object.

(c) To furnish to each Underwriter a copy of each proposed free writing prospectus to be prepared by or on behalf of, used by, or referred to by the Company and not to use or refer to any proposed free writing prospectus to which the Underwriters reasonably object.

(d) Not to take any action that would result in an Underwriter or the Company being required to file with the Commission pursuant to Rule 433(d) under the Securities Act a free writing prospectus prepared by or on behalf of the Underwriter that the Underwriter otherwise would not have been required to file thereunder.

(e) If the Time of Sale Prospectus is being used to solicit offers to buy the Shares at a time when the Prospectus is not yet available to prospective purchasers and any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Time of Sale Prospectus in order to make the statements therein, in the light of the circumstances, not misleading, or if any event shall occur or condition exist as a result of which the Time of Sale Prospectus conflicts with the information contained in the Registration Statement then on file, or if, in the opinion of counsel for the Underwriters, it is necessary to amend or supplement the Time of Sale Prospectus to comply with applicable law, forthwith to prepare, file with the Commission and furnish, at its own expense, to the Underwriters and to any dealer upon request, either amendments or supplements to the Time of Sale Prospectus so that the statements in the Time of Sale Prospectus as so amended or supplemented will not, in the light of the circumstances when delivered to a prospective purchaser, be misleading or so that the Time of Sale Prospectus, as amended or supplemented, will no longer conflict with the Registration Statement, or so that the Time of Sale Prospectus, as amended or supplemented, will comply with applicable law.

(f) If, during such period after the first date of the public offering of the Shares as in the reasonable opinion of counsel for the Underwriters the Prospectus (or in lieu thereof the notice referred to in Rule 173(a) under the Securities Act) is required by law to be delivered in connection with sales by an Underwriter or dealer, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus (or in lieu thereof the notice referred to in Rule 173(a) under the Securities Act) is delivered to a purchaser, not misleading, or if, in the reasonable opinion of counsel for the Underwriters, it is necessary to amend or supplement the Prospectus to comply with applicable law, forthwith to prepare, file with the Commission and furnish, at its own expense, to the Underwriters and to the dealers (whose names and addresses Deutsche Bank and Lehman Brothers will furnish to the Company) to which Shares may have been sold by Deutsche Bank, Lehman Brothers and J.P. Morgan Securities Inc. on behalf of the Underwriters and to any other dealers upon request, either amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus (or in lieu thereof the notice referred to in Rule 173(a) under the Securities Act) is delivered to a purchaser, be misleading or so that the Prospectus, as amended or supplemented, will comply with applicable law.

(g) To endeavor to qualify the Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Underwriters shall reasonably request.

(h) To make generally available to the Company’s security holders and to each Underwriter as soon as practicable an earning statement covering a period of at least twelve months beginning with the first fiscal quarter of the Company occurring after the date of this Agreement, which shall satisfy the provisions of Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder.

(i) Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, to pay or cause to be paid all expenses incident to the performance of its obligations under this Agreement, including: (i) the fees, disbursements and expenses of the Company’s counsel, the Company’s accountants and one counsel for the Selling Stockholders (the fees, disbursement and expenses of any additional counsel for the Selling Stockholders must be paid for by the Selling Stockholders) in connection with the registration and delivery of the Shares under the Securities Act and all other fees or expenses in connection with the preparation and filing of the Registration Statement, any preliminary prospectus, the Time of Sale Prospectus, the Prospectus, any free writing prospectus prepared by or on behalf of, used by, or referred to by the Company and amendments and supplements to any of the foregoing, including the filing fees payable to the Commission relating to the Shares (within the time required by Rule 456 (b)(1), if applicable), all printing costs associated therewith, and the mailing and delivering of copies thereof to the Underwriters and dealers, in the quantities hereinabove specified, (j) all costs and expenses related to the transfer and delivery of the Shares to the Underwriters, including any transfer or other taxes payable thereon, (k) the cost of printing or producing any Blue Sky or legal investment memorandum in connection with the offer and sale of the Shares under state securities laws and all expenses in connection with the qualification of the Shares for offer and sale under state securities laws as provided in Section 7(g) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky or legal investment memorandum, (l) all filing fees and the reasonable fees and disbursements of counsel to the Underwriters incurred in connection with the review and qualification of the offering of the Shares by the National Association of Securities Dealers, Inc., (m) any fees charged by the rating agencies for the rating of the Shares, (n) the cost of the preparation, issuance and delivery of the Shares, (o) the costs and charges of any trustee, transfer agent, registrar or depositary, and (p) all other costs and expenses incident to the performance of the obligations of the Company hereunder for which provision is not otherwise made in this Section or Section 8 below. It is understood, however, that except as provided in this Section, Section 9 entitled “Indemnity and Contribution,” and the last paragraph of Section 11 below, the Underwriters will pay all of their costs and expenses, including fees and disbursements of their counsel, transfer taxes payable on resale of any of the Shares by them and any advertising expenses connected with any offers they may make.

The provisions of this Section shall not supersede or otherwise affect any agreement that the Company and the Selling Stockholders may otherwise have for the allocation of such expenses among themselves.

(q) If the third anniversary of the initial effective date of the Registration Statement occurs before all the Shares have been sold by the Underwriters, prior to the third anniversary to file a new shelf registration statement and to take any other action necessary to permit the public offering of the Shares to continue without interruption; references herein to the Registration Statement shall include the new registration statement declared effective by the Commission;

(r) During the period beginning on the date hereof and continuing to and including the Closing Date, not to offer, sell, contract to sell or otherwise dispose of any debt securities of the Company or warrants to purchase or otherwise acquire debt securities of the Company (other than (i) commercial paper issued in the ordinary course of business or (ii) securities or warrants permitted with the prior written consent of Deutsche Bank and Lehman Brothers).

8. Covenants of the Underwriters. Each Underwriter severally covenants with the Company not to take any action that would result in the Company being required to file with the Commission under Rule 433(d) a free writing prospectus prepared by or on behalf of such Underwriter that otherwise would not be required to be filed by the Company thereunder, but for the action of the Underwriter. The Underwriters further covenant with the Company to pay or cause to be paid the costs and expenses of the Company relating to investor presentations on any “road show” undertaken in connection with the marketing of the offering of the Shares.

9. Indemnity and Contribution. (a) The Company agrees to indemnify and hold harmless each Underwriter, each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act and each affiliate of any Underwriter within the meaning of Rule 405 under the Securities Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, the preliminary prospectus, the Time of Sale Prospectus, any free writing prospectus that the Company has filed, or is required to file, pursuant to Rule 433(d) of the Securities Act, any electronic roadshow or the Prospectus or any amendment or supplement thereto, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances in which they were made, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through Deutsche Bank and Lehman Brothers expressly for use therein.

(b) The Company agrees to indemnify and hold harmless each Selling Stockholder, each person, if any, who controls any Selling Stockholder within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, and each affiliate of any Selling Stockholder within the meaning of Rule 405 under the Securities Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, the preliminary prospectus, the Time of Sale Prospectus, any free writing prospectus that the Company has filed, or is required to file, pursuant to Rule 433(d) of the Securities Act, any electronic road show or the Prospectus (if used within the period set forth in paragraph (f) of Section 7 hereof and as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances in which they were made, except for losses, claims, damages or liabilities with respect to Selling Stockholder Information provided by such Selling Stockholder.

(c) Each Selling Stockholder agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement, each Underwriter, each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, and each affiliate of any Underwriter within the meaning of Rule 405 under the Securities Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, the preliminary prospectus, the Time of Sale Prospectus, any free writing prospectus that the Company has filed, or is required to file, pursuant to Rule 433(d) of the Securities Act, or the Prospectus (if used within the period set forth in paragraph (f) of Section 7 hereof and as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances in which they were made but only with respect to the Selling Stockholder Information provided by such Selling Stockholder. The liability of each Selling Stockholder under the indemnity agreement contained in this paragraph shall be limited to an amount equal to the net proceeds received by such Selling Stockholder from the sale of Shares by it under this Agreement.

(d) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, each Selling Stockholder, the directors and officers of the Company and each Selling Stockholder who sign the Registration Statement and each person, if any, who controls the Company or any Selling Stockholder within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, the preliminary prospectus, the Time of Sale Prospectus, any other free writing prospectus that the Company has filed or is required to file pursuant to Rule 433(d) of the Securities Act or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances in which they were made, but only with reference to information relating to such Underwriter furnished to the Company in writing by Deutsche Bank and Lehman Brothers on behalf of such Underwriter expressly for use in the Registration Statement, the preliminary prospectus, the Time of Sale

Prospectus, any other free writing prospectus that the Company has filed or is required to file pursuant to Rule 433(d) of the Securities Act or the Prospectus or any amendment or supplement thereto.

(e) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to Section 9(a), 9(b), 9(c) or 9(d), such person (the “indemnified party”) shall promptly notify the person against whom such indemnity may be sought (the “indemnifying party”) in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the reasonable fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for (i) the fees and expenses of more than one separate firm (in addition to any local counsel) for all Underwriters and all persons, if any, who control any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act or who are affiliates of any Underwriter within the meaning of Rule 405 under the Securities Act, (ii) the fees and expenses of more than one separate firm (in addition to any local counsel) for the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either such Section and (iii) the fees and expenses of more than one separate firm (in addition to any local counsel) for all Selling Stockholders and all persons, if any, who control any Selling Stockholder within the meaning of either such Section, and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for the Underwriters and such control persons and affiliates of any Underwriters, such firm shall be designated in writing by the Underwriters authorized to appoint counsel under this Section set forth in Schedule IV hereto. In the case of any such separate firm for the Company, and such directors, officers and control persons of the Company, such firm shall be designated in writing by the Company. In the case of any such separate firm for the Selling Stockholders and such control persons of the Selling Stockholders, such firm shall be designated in writing by the Time Warner Selling Stockholders. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

(f) To the extent the indemnification provided for in Section 9(a), 9(b), 9(c) or 9(d) is unavailable to an indemnified party in respect of any losses, claims, damages or liabilities referred to under such paragraph, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) if the indemnifying party is the Company (other than as set forth in clause 9(f)(iii) below) or the Selling Stockholders, in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party or parties on the other hand from the offering of the Shares, (ii) if the indemnifying person is an Underwriter, in such proportion as is appropriate to reflect the relative fault of such Underwriter on the one hand and the indemnified party or parties on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities (iii) if the indemnifying person is the Company and the indemnified party is any Selling Stockholder, in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and such Selling Stockholder on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, or (iv) if the allocation provided by clause 9(f)(i), 9(f)(ii) or 9(f)(iii) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 9(f)(i) above or the relative fault referred to in clause 9(f)(ii) and 9(f)(iii) but also the relative fault (in cases covered by clause 9(f)(i)) or such relative benefits (in cases covered by clause 9(f)(ii) and 9(f)(iii)) of the indemnifying party or parties on the one hand and of the indemnified party or parties on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company or the Selling Stockholders on the one hand and the Underwriters on the other hand in connection with the offering of the Shares shall be deemed to be in the same respective proportions as the net proceeds from the offering of the Shares (before deducting expenses) received by the Selling Stockholders and the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover of the Prospectus, bear to the aggregate public offering price of the Shares. The relative fault of the Company or the Selling Stockholders on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Selling Stockholders or by the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Underwriters’ respective obligations to contribute pursuant to this Section 9 are several in proportion to the respective number of Shares they have purchased hereunder, and not joint. The liability of any Selling Stockholder under the contribution agreement contained in this paragraph shall be limited to an amount equal to the net proceeds received by such Selling Stockholder from the sale of Shares by it under this Agreement.

(g) The Company, the Selling Stockholders and the Underwriters agree that it would not be just or equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in Section 9(f). The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in Section 9(f) shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 9, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 9 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

(h) The indemnity and contribution provisions contained in this Section 9 and the representations, warranties and other statements of the Company and the Selling Stockholders contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter, any person controlling any Underwriter or any affiliate of any Underwriter, by or on behalf of any Selling Stockholder, the officers or directors of any Selling Stockholder or any person controlling any Selling Stockholder, or by or on behalf of the Company, its officers or directors or any person controlling the Company and (iii) acceptance of and payment for any of the Shares.

10. Termination. The Underwriters may terminate this Agreement by notice given by Deutsche Bank and Lehman Brothers to the Company and the Selling Stockholders, if after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on, or by, as the case may be, any of the New York Stock Exchange or the Nasdaq Stock Market, (ii) trading of any securities of the Company shall have been suspended on any exchange or in any over-the-counter market, (iii) a material disruption in securities settlement, payment or clearance services in the United States shall have occurred, (iv) any moratorium on commercial banking activities shall have been declared by Federal or New York State authorities or (v) there shall have occurred any outbreak or escalation of hostilities, or any change in financial markets or any calamity or crisis that, in the judgment of Deutsche Bank and Lehman Brothers, is material and adverse and which, singly or together with any other event specified in this clause (v), makes it, in the judgment of Deutsche Bank and Lehman Brothers, impracticable or inadvisable to proceed with the offer, sale or delivery of the Shares on the terms and in the manner contemplated in the Time of Sale Prospectus or the Prospectus.

11. Effectiveness; Defaulting Underwriters. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

If, on the Closing Date, any one or more of the Underwriters shall fail or refuse to purchase Firm Shares that it has or they have agreed to purchase hereunder on such date, and the aggregate number of Firm Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate number of the Firm Shares to be purchased on such date, the other Underwriters shall be obligated severally in the proportions that the number of Firm Shares set forth opposite their respective names in Schedule II bears to the aggregate number of Firm Shares set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as Deutsche Bank and Lehman Brothers may specify, to purchase the Firm Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; provided that in no event shall the number of Firm Shares that any Underwriter has agreed to purchase on such date pursuant to this Agreement be increased pursuant to this Section 11 by an amount in excess of one-ninth of such number of Firm Shares without the written consent of such Underwriter. If, on the Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Firm Shares and the aggregate number of Firm Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Shares to be purchased, and arrangements satisfactory to Deutsche Bank and Lehman Brothers, the Company and the Selling Stockholders for the purchase of such Firm Shares are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter, the Company or the Selling Stockholders. In any such case either Deutsche Bank and Lehman Brothers or the Selling Stockholders shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement, in the Time of Sale Prospectus, in the Prospectus or in any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement. If, on an Option Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Additional Shares and the aggregate number of Additional Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Additional Shares to be purchased on such Option Closing Date, the non-defaulting Underwriters shall have the option to (i) terminate their obligation hereunder to purchase the Additional Shares to be sold on such Option Closing Date or (ii) purchase not less than the number of Additional Shares that such non-defaulting Underwriters would have been obligated to purchase in the absence of such default. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

If this Agreement shall be terminated by the Underwriters, or any one of them, because of any failure or refusal on the part of the Company or the Selling Stockholders to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company or the Selling Stockholders shall be unable to perform their obligations under this Agreement, the Company or the Selling Stockholders as the case may be will reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by such Underwriters in connection with this Agreement or the offering contemplated hereunder.

12. Entire Agreement. (a) This Agreement, together with any contemporaneous written agreements and any prior written agreements (to the extent not superseded by this Agreement) that relate to the offering of the Shares, represents the entire agreement between the Company and the Selling Stockholders, on the one hand, and the Underwriters, on the other, with respect to the preparation of any preliminary prospectus, the Time of Sale Prospectus, the Prospectus, the conduct of the offering, and the purchase and sale of the Shares.

(b) The Company acknowledges that in connection with the offering of the Shares: (i) the Underwriters have acted at arms length, are not agents of, and owe no fiduciary duties to, the Company or any other person, (ii) the Underwriters owe the Company only those duties and obligations set forth in this Agreement and prior written agreements (to the extent not superseded by this Agreement), if any, and (iii) the Underwriters may have interests that differ from those of the Company. The Company waives to the full extent permitted by applicable law any claims it may have against the Underwriters arising from an alleged breach of fiduciary duty in connection with the offering of the Shares.

13. Counterparts. This Agreement may be signed in two or more counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

14. Applicable Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

15. Headings. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

16. Notices. All communications hereunder shall be in writing and effective only upon receipt and if to the Underwriters shall be delivered, mailed or sent to Deutsche Bank and Lehman Brothers at the addresses set forth in Schedule IV hereto; if to the Company shall be delivered, mailed or sent to the address set forth in Schedule IV hereto; and if to the Selling Stockholders shall be delivered, mailed or sent to the addresses set forth in Schedule IV hereto.

Very truly yours,

TIME WARNER TELECOM INC.

By:	/s/ Paul B. Jones
	Name:	Paul B. Jones
	Title:	Senior Vice President, General Counsel & Regulatory Policy

Signature Page — Underwriting Agreement

TIME WARNER COMPANIES, INC.

By:	/s/ Michael Del Nin
	Name:	Michael Del Nin
	Title:	Senior Vice President

TW/TAE, INC.

By:	/s/ Michael Del Nin
	Name:	Michael Del Nin
	Title:	Senior Vice President

WARNER COMMUNICATIONS INC.

By:	/s/ Michael Del Nin
	Name:	Michael Del Nin
	Title:	Senior Vice President

ADVANCE TELECOM HOLDINGS CORP.

By:	/s/ Robert Miron
	Name:	Robert Miron
	Title:	President

NEWHOUSE TELECOM HOLDINGS CORP.

By:	/s/ Robert Miron
	Name:	Robert Miron
	Title:	Vice President

DEUTSCHE BANK SECURITIES INC. LEHMAN BROTHERS INC. J.P. MORGAN SECURITIES INC.

Acting severally on behalf of themselves and the several Underwriters named in Schedule II hereto

By:	Deutsche Bank Securities Inc.

By:	/s/ David Pearson
	Name:	David Pearson
	Title:	Managing Director

By:	/s/ Malcolm Morris
	Name:	Malcolm Morris
	Title:	Managing Director

By:	Lehman Brothers Inc.

By:	/s/ John Sowinski
	Name:	John Sowinski
	Title:	Vice President

By:	J.P. Morgan Securities Inc.

By:	/s/ Michael Millman
	Name:	Michael Millman
	Title:	Managing Director

SCHEDULE I

Issuer Free Writing Prospectus and Final Term Sheet To prospectus dated March 17, 2006, preliminary prospectus supplement dated September 14, 2006	Registration Statement No. 333-132504 Dated March 17, 2006 Rule 433

Time Warner Telecom Inc.

39,660,598 Shares

Class A Common Stock

In the event of an inconsistency between this Term Sheet and the preliminary Prospectus Supplement dated September 14, 2006, you should rely on the information in this Term Sheet.

Issuer	Time Warner Telecom Inc. (the “Company”)

Common stock symbol	TWTC

Title of securities	Class A Common Stock

Class A Common Stock offered by the Selling Stockholders	39,660,598 shares, which represents an increase of 12,160,598 shares from the number of shares indicated on the cover page of the preliminary Prospectus Supplement

Over-allotment option	3,966,060 shares

Price to public	$17.50 per share

Proceeds to the Selling Stockholders after discounts but before expenses	$16.84 per share

Total proceeds to the Selling Stockholders after discounts but before expenses	$668,031,215; $734,834,339 if the over-allotment option is exercised in full

Aggregate underwriting compensation	$26,029,250; $28,632,176 if the over-allotment option is exercised in full

Class A Common Stock outstanding after the offering*	118,229,537 shares

Selling Stockholders

Time Warner Companies, Inc.

TW/TAE, Inc.

Warner Communications Inc.

Advance Telecom Holdings Corp. and Newhouse Telecom Holdings

Corp. (collectively, “Advance/Newhouse”)

The shares to be sold by the Selling Stockholders represent 90.9% of the shares of the Company held by the Selling Stockholders and registered on their behalf, and represent 100% of the shares of the Company held by them and registered on their behalf if the over-allotment option is exercised in full.

Board representation	Under the terms of the stockholders’ agreement dated May 10, 1999, as amended, among the Selling Stockholders, certain of their affiliates and the Company, as a result of the offering, Time Warner Inc. and Advance/Newhouse will no longer be entitled to board representation.

Lock-up	As disclosed in the preliminary Prospectus Supplement, the Company is subject to a “lock up” agreement. In addition to the other exceptions discussed in the preliminary Prospectus Supplement, the lock up agreement does not apply to shares of Class A Common Stock that will be issued by the Company in connection with its pending acquisition of Xspedius Communications, LLC, which is described in the preliminary Prospectus Supplement.

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Trade date	September 21, 2006

Settlement date	September 26, 2006

*	Based on the number of shares of Class A Common Stock outstanding as of August 31, 2006. Does not include the shares subject to the over-allotment option and the shares of Class A Common Stock that will be issued by the Company in connection with its pending acquisition of Xspedius Communications, LLC as described in the preliminary Prospectus Supplement.

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement, the preliminary prospectus supplement dated September 14, 2006 and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-503-4611.

ANY DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR BELOW OR ELSEWHERE WITHIN THE EMAIL ARE NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED. SUCH DISCLAIMERS OR OTHER NOTICES WERE AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION BEING SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM.

I-2

SCHEDULE II

Underwriter	Number of Shares To Be Purchased
Deutsche Bank Securities Inc.	15,864,240
Lehman Brothers Inc.	9,915,150
J.P. Morgan Securities Inc.	5,949,090
Raymond James & Associates, Inc.	3,172,848
Blaylock & Company, Inc.	951,854
Janco Partners, Inc.	951,854
Kaufman Bros., L.P.	951,854
Samuel Ramirez & Company	951,854
Utendahl Capital Group, LLC	951,854

Total	39,660,598

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SCHEDULE III

Selling Stockholder	Number of Firm Shares To Be Sold	Number of Additional Shares To Be Sold
Time Warner Companies, Inc.	3,367,609	0
TW/TAE, Inc.	1,796,200	0
Warner Communications Inc.	25,129,750	3,029,356
Advance Telecom Holdings Corp.	3,343,363	334,336
Newhouse Telecom Holdings Corp.	6,023,676	602,368

Total:	39,660,598	3,966,060

III-1

SCHEDULE IV

Underwriters authorized to appoint counsel under Section 9(e):	Deutsche Bank Securities Inc.

Address for Notices to Underwriters:	Deutsche Bank Securities Inc. 60 Wall Street New York, New York 10005 Attn: Syndicate Department Lehman Brothers Inc. 745 Seventh Avenue New York, NY 10019 Attn: Syndicate Department

Address for Notices to the Company:

Time Warner Telecom Inc.

Attn: General Counsel

10475 Park Meadows Drive

Littleton, Colorado 80124

with copies to:

Faegre & Benson LLP

3200 Wells Fargo Center

Denver, CO 80203

Attn: Douglas R. Wright, Esq.

Address for Notices to Time Warner Companies, Inc., TW/TAE, Inc. and Warner Communications Inc.:

c/o Time Warner Inc.

One Time Warner Center

New York, New York 10019

Attn: General Counsel

with copies to:

Ray Murphy

Senior Vice President and Treasurer

Time Warner Inc.

One Time Warner Center

New York, New York 10019

and

Cravath, Swaine & Moore LLP

Worldwide Plaza

825 Eighth Avenue

New York, New York 10019

Attn: Faiza J. Saeed, Esq.

IV-1

Address for Notices to Advance Telecom Holdings Corp. and Newhouse Telecom Holdings Corp. :	Advance Telecom Holdings Corp. 5000 Campuswood Drive East Syracuse, New York 13057 Newhouse Telecom Holdings Corp. Four Time Square New York, New York 10036

IV-2

SCHEDULE V

PARTIES TO LOCK-UP AGREEMENTS

Larissa L. Herda

Olaf Olafsson

Richard J. Davies

Spencer B. Hays

Robert D. Marcus

George S. Sacerdote

Roscoe C. Young, II

Kevin W. Mooney

Gregory J. Attorri

Mark A. Peters

Paul B. Jones

John T. Blount

Catherine A. Hemmer

Michael A. Rouleau

Julie A. Rich

Robert W. Gaskins

Jill R. Stuart

Mark D. Hernandez

V-1

EXHIBIT A

Deutsche Bank Securities Inc.

Lehman Brothers Inc.

J.P. Morgan Securities Inc.

c/o Deutsche Bank Securities Inc.

      60 Wall Street

      New York, NY 10005

c/o Lehman Brothers

      745 Seventh Avenue

      New York, NY 10019

Dear Sirs and Mesdames:

The undersigned understands that Deutsche Bank Securities Inc., Lehman Brothers Inc. and J.P. Morgan Securities Inc. (the “Underwriters”) severally propose to enter into an Underwriting Agreement (the “Underwriting Agreement”) with Time Warner Telecom Inc., a Delaware corporation (the “Company”), and certain selling stockholders of the Company (the “Selling Stockholders”) providing for the public offering by the Underwriters of some of the Selling Stockholders’ shares of Class A common stock, par value $.01 per share of the Company (the “Securities”) (such offering referred to as the “Offering”).

To induce the Underwriters that may participate in the Offering to continue their efforts in connection with the Offering, the undersigned hereby agrees that, without the prior written consent of Deutsche Bank Securities Inc. and Lehman Brothers Inc. on behalf of the Underwriters, he or she will not, during the period commencing on the date hereof and ending 90 days after the date of the final prospectus supplement relating to the Offering (the “Prospectus”), (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of common stock of the Company or any securities convertible into or exercisable or exchangeable for common stock, or (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the common stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of common stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (i) sales of shares of Class A Common Stock through existing Rule 10b5-1 plans as in effect on September 14, 2006, (ii) the transfer by a bona fide gift of Class A Common Stock, provided that (a) the transferee shall enter into a written agreement accepting the restrictions set forth in the preceding sentence and (b) no filing of a registration statement with the Commission or other filing with the Commission, including under Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), shall be

A-1

required or shall be voluntarily made in respect of the transfer during the 90-day restricted period, and (iii) transactions relating to shares of Class A Common Stock or other securities of the Company acquired in open market transactions after the completion of the Offering, provided that no filing under Section 16(a) of the Exchange Act shall be required or shall be voluntarily made during the 90-day restricted period in connection with subsequent sales of Class A Common Stock or other securities of the Company acquired in such open market transactions.

In addition, the undersigned agrees that, without the prior written consent of Deutsche Bank Securities Inc. and Lehman Brothers Inc. on behalf of the Underwriters, he or she will not, during the period commencing on the date hereof and ending 90 days after the date of the Prospectus, make any demand for or exercise any right with respect to, the registration of any shares of Class A Common Stock or any security convertible into or exercisable or exchangeable for Class A Common Stock. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the undersigned’s shares of Class A Common Stock except in compliance with the foregoing restrictions.

The undersigned understands that the Company, the Selling Stockholders and the Underwriters are relying upon this Lock-Up Agreement in proceeding toward consummation of the Offering. The undersigned further understands that this Lock-Up Agreement is irrevocable and shall be binding upon the undersigned’s heirs, legal representatives, successors and assigns.

The undersigned understands that whether or not the Offering actually occurs depends on a number of factors, including market conditions. The Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to negotiation between the Company and the Underwriters.

Very truly yours,

(Name)

(Address)

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